EXHIBIT 10.09

AMENDMENT #1 TO CAPACITY AGREEMENT

EXODUS COMMUNICATIONS, INC.

October 17, 2000

        This is Amendment #1 to the Capacity Agreement between Global Crossing Bandwidth, Inc. f/k/a Frontier Communications of the West, Inc. (“Global Crossing”) and Exodus Communications, Inc. (“Exodus”), dated September 28, 2000, as amended (the “Agreement”).

        1.  Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

        2.  The “Initial Annual Maintenance Cost Payment Per MCU” column, identified in Schedule 2A of the Agreement, shall be modified for the Traffic Connections set out below.

Traffic Connection	Initial Annual Maintenance Cost Payment Per MCU (Amended Column)

Amsterdam to Stockholm to Berlin	$[***] per STM-4 per annum
Madrid to Milan to Munich	$[***] per STM-4 per annum
Berlin to Vienna to Munich	$[***] per STM-4 per annum

        All other terms and conditions of Schedule 2A remain the same.

        3.  Exhibit D of the Agreement shall be deleted in its entirety and replaced with Amended Exhibit D, attached herewith.

        4.  All revised rates are attached hereto and made a part hereof and will be effective on a go forward basis with Exodus’s first full Billing Cycle following the execution of this Amendment #1 by Global Crossing.

        5.  The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #1 shall remain in full force and effect.

        6.  This Amendment #1 is effective as of the date signed by Global Crossing below.

GLOBAL CROSSING BANDWIDTH, INC. F/K/A FRONTIER COMMUNICATIONS OF THE WEST, INC.
By:	/s/Anthony T. Sgroi

Anthony T. Sgroi, Sr. Vice President North American Carrier Services
Date	October 30, 2000

EXODUS COMMUNICATIONS, INC.
By:	/s/Donald P. Casey

Donald P. Casey President and COO
Date:	October 23, 2000

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DELIVERY PERIODS AND MILEAGE AND RATE CONVERSION MATRIX

I.  DELIVERY PERIODS:

        Global Crossing will deliver the services and capacities set out in Paragraph A below within the periods set out below. Delivery will be from acceptance of a completed order by Global Crossing.

        A.  SERVICE DELIVERY PERIODS:

              OC-3 Fully Protected SONET  60 days following acceptance of completed order

              OC-12 Fully Protected SONET  60 days following acceptance of completed order

              2.5 Gbps Linear Wavelength  90 days following acceptance of completed order

II.  MILEAGE CONVERSION MATRIX:

        Total DS-0 Channel Miles:  [***]

        For 9.953 Gbps or 2.488 Gbps Wavelength Services, the following conversion ratios and rates will apply. Global Crossing Bandwidth, Inc. represents that such rates and the pricing contained in Schedule 2A are no less favorable than the pricing described in Annex B of the Network Services, Marketing and Cooperation Agreement entered into as of September 27, 2000 between the Purchaser and Global Crossing Ltd.

Service	Conversion Ratio	Net effective Rate per DS-0 Channel Mile
9.953 Gbps Linear Wavelength	1 times the DS-0 miles	$[***]
2.488 Gbps Linear Wavelengths For City Pairs in Exhibit A	1 times the DS-0 miles	$[***]
2.488 Gbps Linear Wavelength	1.20 times the DS-0 miles	$[***]

        For OC-3 or OC-12 SONET Services, the following conversion ratios and rates will apply:

OC-12 Fully Protected SONET	3.96 times the DS-0 miles	$[***]
OC-3 Fully Protected SONET	5.28 times the DS-0 miles	$[***]

        For example, if Exodus orders an OC-12 SONET circuit on any City Pair, the DS-0 mile for such circuit will be multiplied by 3.96 and the product will be deducted from the Total Initial Channel Miles.

        For OC-3 and OC-12 SONET Services ordered in excess of greater than 15% of the Total DS-0 Miles (being 860,284,327), the DS-0 channel mile rate will be as follows:

Service	Conversion Ratio	Net effective Rate per DS-0 Channel Mile
OC-12 Fully Protected SONET	4.8	$[***]
OC-3 Fully Protected SONET	7.2	$[***]

III.  FORECASTING

        Within thirty (30) days after execution of this Agreement, the parties will establish mutually agreeable forecasting procedures.

IV.  CIRCUIT CANCELLATION PENALTIES:

        In the event that Exodus cancels an order for a circuit more than [***] days and less than [***] days prior to the agreed upon delivery date, Global Crossing will deduct from the Total Initial Channel Miles an amount equal to [***]% of the value of [***] month’s DS-0 channel miles for the cancelled circuit, unless Global Crossing has given notice that such circuit will be delivered late in accordance with Exhibit E Section I(C).

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

             In the event that Exodus cancels an order for a circuit within [***] days prior to the agreed upon delivery date, Global Crossing will deduct from the Total Initial Channels Miles an amount equal to [***] % of the value of [***] month’s DS-0 channel miles for the cancelled circuit; unless the canceled service is replaced with another service of equal or greater capacity and value and provided that such deduction shall only be made for the first [***] circuits cancelled in any [***] month period.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.